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                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                 Form 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  June 19, 1996



                                 DeVRY INC.
          (Exact name of registrant as specified in its charter)




       DELAWARE                      0-12751                    36-3150143
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
of incorporation)                                          Identification No.)


          One Tower Lane
   Oakbrook Terrace, Illinois                   60181
(Address of principal executive offices)      (Zip Code)




                                (708) 571-7700
            (Registrant's telephone number, including area code)



















Exhibit Index located on Page 6                Total Number of Pages is 63



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                                  DEVRY INC.

                                FORM 8-K INDEX



                                                               Page No.
                                                               --------
ITEM 2.  Acquisition of Assets

     Description of acquisition of substantially all of
          the assets of the Becker CPA Review Business.            3

ITEM 7. Financial Statements and Exhibits

     Financial Statements Index                                    4

SIGNATURES                                                         5

EXHIBIT INDEX                                                      6

EXHIBITS                                                        7 - 63


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ITEM 2 - ACQUISITION OF ASSETS
- ------------------------------
On June 19, 1996, the Company acquired the Becker CPA Review business for cash. The purchase price of $18,421,000 for substantially all of the tangible operating assets and trademarks related to the business is subject to final adjustment upon completion of the financial audit for their fiscal 1996 and the determination of the Book Value Adjustment as specified in the purchase agreement. These assets were acquired from Newton D. Becker, the Newton D. and Rochelle F. Becker Foundation, and other individuals. The assets were acquired by Becker CPA Review, Inc., which is a wholly owned newly formed subsidiary of DeVry Inc. Also purchased were certain copyrights, other intellectual property and publicity rights for a price of $17,935,000. These assets were acquired from Newton D. Becker and the Newton D. and Rochelle F. Becker Foundation by the Becker/DeVry Educational Development Corp., which is a wholly owned newly formed subsidiary of DeVry Inc. Funding for the purchases was obtained under the Company's recently amended revolving credit line from a group of banks.

The description of the purchase contained herein is qualified in its entirety by reference to the Agreement Regarding Purchase of Partnership Interests and the Intellectual Property Purchase Agreement which are attached hereto as Exhibit 2 and incorporated herein by reference.







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ITEM 7  - FINANCIAL STATEMENTS AND EXHIBITS
- -------------------------------------------
The following documents are filed as part of this report:

     (a)  Financial Statements of Business Acquired

     The required audited financial statements for the Becker CPA Review Business are not yet available. These financial statements will be filed with the Securities and Exchange Commission (SEC) as soon as practicable on an amended Form 8-K as required.

     (b)  Pro Forma Financial Information

     The required pro forma combined financial statements are not yet available These pro forma combined financial statements will be filed with the SEC as soon as practicable on an amended Form 8-K as required.

     (c)  Exhibits

     A complete listing of required exhibits is included on page 6 of this report. The schedules and other attachments to the required exhibits have been omitted from this filing.

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Signatures
- ----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


DATE:  July 2, 1996      /s/Ronald L. Taylor
                         Ronald L. Taylor
                         President and Chief Operating Officer




DATE:  July 2, 1996      /s/Norman M. Levine
                         Norman M. Levine
                         Vice President Finance, Controller,
                         Chief Financial and Accounting Officer




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                               EXHIBIT  INDEX


                                                          Sequentially
                                                            Numbered
Exhibit #               Item                                  Page
- ---------             ---------------------------         ------------

    2                 Plan of Acquisition
                         Agreement Regarding Purchase
                           of Partnership Interests           7 - 47

                         Intellectual Property Purchase
                           Agreement                         48 - 53

                         Guarantee                           54 - 61

   99                 Press Release                          62 - 63